Exhibit 99.(q)

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Stephen M. Morain as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements (including post-effective amendments, exhibits, applications and other documents) with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of EquiTrust Series Fund, Inc., EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund.

Signature	Title	Date

/s/ Erlin J. Weness	Director	November 18, 2004
Erlin J. Weness	EquiTrust Series Fund, Inc.
EquiTrust Money Market Fund, Inc.

Trustee,
EquiTrust Variable Insurance Series Fund

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Stephen M. Morain as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements (including post-effective amendments, exhibits, applications and other documents) with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of EquiTrust Series Fund, Inc., EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund.

Signature	Title	Date

/s/ Erwin H. Johnson	Director	November 18, 2004
Erwin H. Johnson	EquiTrust Series Fund, Inc.
EquiTrust Money Market Fund, Inc.

Trustee,
EquiTrust Variable Insurance Series Fund

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Stephen M. Morain as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements (including post-effective amendments, exhibits, applications and other documents) with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of EquiTrust Series Fund, Inc., EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund.

Signature	Title	Date

/s/ Kenneth Kay	Director	November 18, 2004
Kenneth Kay	EquiTrust Series Fund, Inc.
EquiTrust Money Market Fund, Inc.

Trustee,
EquiTrust Variable Insurance Series Fund

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Stephen M. Morain as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements (including post-effective amendments, exhibits, applications and other documents) with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of EquiTrust Series Fund, Inc., EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund.

Signature	Title	Date

/s/ Steven W. Plate	Director	November 18, 2004
Steven W. Plate	EquiTrust Series Fund, Inc.
EquiTrust Money Market Fund, Inc.

Trustee,
EquiTrust Variable Insurance Series Fund

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Stephen M. Morain as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements (including post-effective amendments, exhibits, applications and other documents) with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of EquiTrust Series Fund, Inc., EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund.

Signature	Title	Date

/s/ James D. Wallace	Director	November 18, 2004
James D. Wallace	EquiTrust Series Fund, Inc.
EquiTrust Money Market Fund, Inc.

Trustee,
EquiTrust Variable Insurance Series Fund